EXHIBIT 10.3

PALADIN REALTY INCOME PROPERTIES, INC.

FIRST AMENDMENT TO THE AMENDED AND RESTATED ADVISORY AGREEMENT

February 28, 2008

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED ADVISORY AGREEMENT (this “Agreement”), dated as of February 28, 2008, is entered into by and among Paladin Realty Income Properties, Inc., a Maryland corporation (the “Company”), Paladin Realty Income Properties, L.P. (the “Operating Partnership,” and collectively with the Company, the “Fund”), and Paladin Realty Advisors, LLC, a Delaware limited liability company (the “Advisor”).

W I T N E S S E T H:

WHEREAS, the Company filed a registration statement with the Securities and Exchange Commission relating to its offering of 38,500,000 shares of its common stock, par value $.01 per share, to the public (the “Initial Public Offering”);

WHEREAS, pursuant to the Initial Public Offering, the Company entered into an Amended and Restated Advisory Agreement by and among the Company, the Operating Partnership and the Advisor, dated as of February 27, 2007 (the “Amended and Restated Advisory Agreement”);

WHEREAS, the Initial Public Offering commenced on February 23, 2005 and, pursuant to the amended prospectus for the Initial Public Offering was contemplated to terminate on February 23, 2008;

WHEREAS, the Board of Directors of the Company have approved the extension of the Initial Public Offering until the date (the “Initial Public Offering Termination Date”) which is the earlier to occur of: (i) the date upon which the Company’s new registration statement on Form S-11, originally filed on October 23, 2007, and subsequently amended, becomes effective; or (ii) August 21, 2008, which is the date that is 180 days after February 23, 2008;

WHEREAS, the Fund desires to avail itself of the experience, sources of information, advice and assistance of, and certain facilities available to, the Advisor and to have the Advisor undertake the duties and responsibilities set forth herein on behalf of the Fund, subject to the supervision of the Board of Directors of the Company and the general partner of the Operating Partnership; and

WHEREAS, the Advisor is willing to undertake to render such services, subject to the supervision of the Board of Directors and the general partner of the Operating Partnership, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby replace Section 14(a) of the Amended and Restated Advisory Agreement, in its entirety, with the following:

a. Unless terminated in accordance with Section 14(b) hereof, this Agreement shall continue in force until the earlier to occur of: (i) the date upon which the Company’s new registration statement on Form S-11, originally filed on October 23, 2007, and subsequently amended, becomes effective; or (ii) August 21, 2008, which is the date that is 180 days after February 23, 2008. Thereafter, this Agreement may be renewed for an unlimited number of successive one-year terms upon the mutual agreement of the parties. Prior to the Company agreeing to renew this Agreement for any additional one-year term, the Board shall evaluate the performance of the Advisor in accordance with Section 9.1 of the Articles. Each such renewal shall be for a term of no more than one year. The failure of the parties to renew this agreement prior to the expiration of its term shall constitute a termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Amended and Restated Advisory Agreement as of the date and year first above written.

PALADIN REALTY INCOME PROPERTIES, INC.

By:	/s/ JAMES R. WORMS
Name:	James R. Worms
Title:	President and Chief Executive Officer

PALADIN REALTY INCOME PROPERTIES, L.P.

By:	Paladin Realty Income Properties, Inc., its general partner

By:	/s/ JAMES R. WORMS
Name:	James R. Worms
Title:	President and Chief Executive Officer

PALADIN REALTY ADVISORS, LLC

By:	Paladin Realty Partners, LLC, as sole member

By:	/s/ JAMES R. WORMS
Name:	James R. Worms
Title:	President and Manager

2